                               SECURITY AGREEMENT


         THIS SECURITY AGREEMENT (this "Agreement") dated as of March 30, 2000, is by and among MARKETING SPECIALISTS CORPORATION, a Delaware corporation, PAUL INMAN ASSOCIATES, INC., a Michigan corporation, MARKETING SPECIALISTS SALES COMPANY, a Texas corporation, and BROMAR, INC., a California corporation (each individually a "Debtor" and collectively, the "Debtors") and THE CHASE MANHATTAN BANK, as agent for the Banks as that term is defined below (the "Secured Party").

                                R E C I T A L S:

         The Debtors are entering into that certain Credit Agreement dated as of even date herewith with the banks parties thereto (each individually a "Bank" and collectively, the "Banks"), and the Secured Party, as agent for the Banks (such agreement as it may be amended or otherwise modified from time to time herein as the "Credit Agreement"). The execution and delivery of this Agreement is a condition to Secured Party and each Bank entering into the Credit Agreement and making the extensions of credit thereunder.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the adequacy, receipt and sufficiency of which are hereby acknowledged, and in order to induce the Secured Party and Banks to make the Loans and issue the Letters of Credit under the Credit Agreement, the parties hereto hereby agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

         Section 1.1. DEFINITIONS. As used in this Agreement, the following terms have the following meanings:

                  "ACCOUNT" means any "account," as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by Debtor, and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by the Debtor:
         (a) all rights of the Debtor to payment for goods sold or leased or services rendered, whether or not earned by performance, (b) all accounts receivable of the Debtor, (c) all rights of the Debtor to receive any payment of money or other form of consideration including, without limitation, all Payment Intangibles, (d) all security pledged, assigned or granted to or held by the Debtor to secure any of the foregoing, (e) all guaranties of, or indemnifications with respect to, any of the foregoing, (f) all rights of the Debtor as an unpaid seller of goods or services, including, but not limited to, all rights of stoppage in transit,

Security Agreement p. 1
         replevin, reclamation and resale, (g) all rights to brokerage commissions; and (h) all other Supporting Obligations, including any applicable Letter of Credit Rights.

                  "CHATTEL PAPER" means any "chattel paper," as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by the Debtor.

                  "COLLATERAL" has the meaning specified in SECTION 2.1 of this Agreement.

                  "DEPOSIT ACCOUNTS" means any and all deposit accounts or other bank accounts now owned or hereafter acquired or opened by the Debtor and any account which is a replacement or substitute for any of such accounts including, without limitation, those deposit accounts identified on Schedule 3.2.

                  "DOCUMENT" means any "document," as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by the Debtor, including, without limitation, all documents of title and all receipts covering, evidencing or representing goods now owned or hereafter acquired by the Debtor.

                  "FINANCIAL ASSETS" means any "financial asset," as such term is defined in the UCC.

                  "GENERAL INTANGIBLES" means any "general intangibles," as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by the Debtor and, (a) in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by the Debtor: (i) all of the Debtor's the books and records, including without limitation, all books and records, computer runs, invoices, tapes, processing software, processing contracts (such as contracts for computer time and services) and any computer prepared information, tapes, or data of every kind and description, whether in the possession of any Debtor or in the possession of third parties and all of each Debtor's other data, plans, manuals, computer software, computer tapes, computer disks, computer programs, source codes, object codes, rights of the Debtor to retrieve data and other information from third parties and other data of every kind and description, to the extent that they indicate, summarize or evidence, or otherwise relate to, the Accounts or Inventory, whether in the possession of any Debtor or in the possession of any third party.; (ii) all of the Debtor's contract rights, including, without limitation, all of Debtor's right, title and interest in and to the Lockbox Agreements which include, without limitation, the following: (A) all rights of the Debtor to receive moneys due and to become due under or pursuant to such agreements, (B) all rights of the Debtor to receive proceeds of any insurance, indemnity, warranty, guaranty, or other Supporting Obligations with respect to such agreements, (C) all claims of the Debtor for damages arising out of or for breach of or default under such agreements, and (D) all rights of the Debtor to terminate such


Security Agreement p. 2
         agreements, to perform thereunder and to compel performance and otherwise exercise all rights and remedies thereunder; (iii) all rights of the Debtor to payment under letters of credit and similar agreements, including without limitation, all letter of credit rights;
         (iv) all choses in action and causes of action of the Debtor (whether arising in contract, tort or otherwise and whether or not currently in litigation) and all judgments in favor of the Debtor, including without limitation, all commercial tort claims; and (v) all rights of the Debtor under any insurance, surety or similar contract or arrangement and (b) shall specifically exclude any Intellectual Property.

                  "INSTRUMENT" means any "instrument," as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by the Debtor, and, in any event, shall include all promissory notes, drafts, bills of exchange and trade acceptances of the Debtor, whether now owned or hereafter acquired.

                  "INTELLECTUAL PROPERTY" means the Trademarks and Trademark Licenses.

                  "INVENTORY" means any "inventory," as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by the Debtor, and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by the Debtor:
         (a) all goods and other personal property of the Debtor that are held for sale or lease or to be furnished under any contract of service; (b) all raw materials, work-in-process, finished goods, inventory, supplies and materials of such Debtor; (c) all wrapping, packaging, advertising and shipping materials of the Debtor; (d) all goods that have been returned to, repossessed by or stopped in transit by the Debtor; and
         (e) all Documents evidencing any of the foregoing.

                  "INVESTMENT PROPERTY" means any "investment property" as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by the Debtor, and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by the Debtor: (a) any security, whether certificated or uncertificated; (b) any security entitlement; (c) any securities account (including, without limitation, those described on SCHEDULE 3.2); (d) any commodity contract; and (e) any commodity account (including, without limitation, those described on Schedule 3.2), PROVIDED, however, that Investment Property shall not include any Equity Interests issued by Subsidiaries.

                  "LETTER OF CREDIT RIGHTS" means "letter of credit rights," as such term is defined in the UCC.

                  "LOCKBOX ACCOUNTS" shall mean the lockbox accounts described on SCHEDULE 3.2 and any other accounts established pursuant to the Lockbox


Security Agreement p. 3

         Agreements in which all funds received pursuant to the Lockbox Agreements shall be deposited.

                  "LOCKBOX AGREEMENTS" shall mean the lockbox or other agreements described on SCHEDULE 3.2 and any lockbox or other agreement entered into by a Debtor, with the Secured Party, any Bank or any other depository institution acceptable to the Secured Party, pursuant to which a lockbox and deposit account shall be established for a Debtor into which payments on such Debtor's accounts or other Collateral shall be sent and deposited, each in form and substance satisfactory to the Secured Party, as the same may be amended or otherwise modified.

                  "OBLIGATIONS" means, with respect to each Debtor, all "Obligations" (as defined in the Credit Agreement) for which such Debtor is obligated under the terms of the Credit Agreement, as determined in accordance with Section 4.13 of the Credit Agreement.

                  "PAYMENT INTANGIBLES" means "payment intangibles" as such term is defined in the UCC.

                  "PROCEEDS" means any "proceeds," as such term is defined in Article or Chapter 9 of the UCC and, in any event, shall include, but not be limited to, (a) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Debtor from time to time with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable to the Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority (or any Person acting, or purporting to act, for or on behalf of any Governmental Authority), and (c) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral and all other Payment Intangibles relating thereto.

                  "SUPPORTING OBLIGATIONS" means "supporting obligations" as such term is defined in the UCC.

                  "TRADEMARK LICENSE" means any written agreement now or hereafter in existence granting to the Debtor any right to use any Trademark, including, without limitation, the agreements identified on
         SCHEDULE 3.5.

                  "TRADEMARKS" means all of the following: (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, other business identifiers, prints and labels on which any of the foregoing appear, all registrations and recordings thereof and all applications in connection therewith, including, without limitation, registrations, recordings and applications in the United States Patent and Trademark Office or in


Security Agreement p. 4
         any similar office or agency of the United States, any state thereof or any other country or any political subdivision thereof, including, without limitation, those described in SCHEDULE 3.5; (b) all reissues, extensions and renewals thereof; (c) all income, royalties, damages and payments now or hereafter relating to or payable under any of the foregoing, including, without limitation, damages or payments for past or future infringements of any of the foregoing;
         (d) the right to sue for past, present and future infringements of any of the foregoing; (e) all rights corresponding to any of the foregoing throughout the world; and (f) all goodwill associated with and symbolized by any of the foregoing; in each case, whether now owned or hereafter acquired by the Debtor.

                  "UCC" means the Uniform Commercial Code as in effect in the State of New York from time to time and for purpose of the definitions contained in this SECTION 1.1 and the last sentence of SECTION 1.2, includes the Revised Article 9 of the Uniform Commercial Code included in the 1998 official text of the Uniform Commercial Code as approved by the American Law Institute in 1998 and the National Conference of Commissioners on Uniform State Laws in 1999 ("Revised Article 9"). For purposes of this SECTION 1.1 and the last sentence of SECTION 1.2, in the event of any difference between the Uniform Commercial Code as in effect in the State of New York and Revised Article 9, Revised Article 9 shall control. For purposes of all provisions of this Agreement other than this SECTION 1.1 and the last sentence of SECTION 1.2, if, by applicable law, the perfection or effect of perfection or non-perfection of the security interest created hereunder in any Collateral is governed by the Uniform Commercial Code as in effect on or after the date hereof in any other jurisdiction, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or the effect of perfection or non-perfection.

         Section 1.2. OTHER DEFINITIONAL PROVISIONS. Terms used herein that are defined in the Credit Agreement and are not otherwise defined herein shall have the meanings therefor specified in the Credit Agreement. References to "Sections," "subsections," "Exhibits" and "Schedules" shall be to Sections, subsections, Exhibits and Schedules, respectively, of this Agreement unless otherwise specifically provided. All definitions contained in this Agreement are equally applicable to the singular and plural forms of the terms defined. All references to statutes and regulations shall include any amendments of the same and any successor statutes and regulations. References to particular sections of the UCC should be read to refer also to parallel sections of the Uniform Commercial Code as enacted in each state or other jurisdiction where any portion of the Collateral is or may be located. Terms used herein, which are defined in the UCC, unless otherwise defined herein or in the Credit Agreement, shall have the meanings determined in accordance with the UCC.





Security Agreement p. 5

                                    ARTICLE 2

                                SECURITY INTEREST

         Section 2.1 SECURITY INTEREST. (a) As collateral security for the prompt payment and performance in full when due of its Obligations (whether at stated maturity, by acceleration or otherwise), each Debtor hereby pledges and assigns to the Secured Party, and grants to the Secured Party a continuing lien on and security interest in, all of its right, title and interest in and to the following, whether now owned or hereafter arising or acquired and wherever located (collectively, the "COLLATERAL"):

         (i)      all Accounts;

         (ii)     all Inventory;

         (iii) all Deposit Accounts and all funds, certificates, Documents, Instruments, checks, drafts, wire transfer receipts and other earnings, profits or other Proceeds from time to time representing, evidencing, deposited into or held in the Deposit Accounts; and

         (iv) all Instruments, Financial Assets, other Investment Property, Documents, Chattel Paper, General Intangibles, products and Proceeds evidencing title to, or the right to possession of, arising from the sale or other disposition of, necessary for or used in connection with the production, manufacture, sale or other disposition of, or otherwise relating to, or arising or created out of the property described in clauses (i) through (iii) of this SECTION 2.1.

(b) Secured Party disclaims any lien, pledge or security interest in equipment, fixtures, Intellectual Property, real estate, insurance policies (other than insurance specifically relating to a loss with respect to the Collateral) or stock of subsidiaries or any Proceeds thereof (other than proceeds of insurance specifically relating to a loss with respect to the Collateral).

         Section 2.2. DEBTOR REMAINS LIABLE. Notwithstanding anything to the contrary contained herein, (a) each Debtor shall remain liable under the documentation included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Secured Party of any of its rights or remedies hereunder shall not release any Debtor from any of its duties or obligations under such documentation, (c) the Secured Party shall not have any obligation under any of such documentation included in the Collateral by reason of this Agreement, and (d) the Secured Party shall not be obligated to perform any of the obligations of any Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.



Security Agreement p. 6

                                    ARTICLE 3

                         REPRESENTATIONS AND WARRANTIES

         To induce the Secured Party and the Banks to enter into this Agreement and the Credit Agreement, each Debtor represents and warrants to the Secured Party and the Banks that:

         Section 3.1 LOCATION OF INVENTORY; THIRD PARTIES IN POSSESSION. All of its Inventory is located at the places specified in SCHEDULE 3.1 for such Debtor. SCHEDULE 3.1 correctly identifies the landlords or mortgagees, if any, of each location identified in SCHEDULE 3.1 currently leased or owned by such Debtor. No Persons other than such Debtor and Secured Party has possession of any of the Collateral except as disclosed on SCHEDULE 3.1 and SCHEDULE 3.2. For each third Person in possession of Collateral identified on SCHEDULE 3.1,
SCHEDULE 3.1 identifies the Person, the address where the Collateral is held and the capacity in which such Person holds the Collateral. None of its Collateral has been located in any location within the past four months other than as set forth on SCHEDULE 3.1.

         Section 3.2 DEPOSIT, COMMODITY AND SECURITIES ACCOUNTS. SCHEDULE 3.2 correctly identifies all of its lockbox agreements and all deposit, commodity and securities accounts and the institutions holding such accounts. No Person other than such Debtor has control over any deposit, commodity or securities account or any Investment Property.

         Section 3.3 OFFICE LOCATIONS; FICTITIOUS NAMES; PREDECESSOR COMPANIES. Its chief place of business, its chief executive office and its jurisdiction of organization is located at the places identified for it on
SCHEDULE 3.1. Within the last four months it has not had any other chief place of business, chief executive office or jurisdiction of organization except as disclosed on SCHEDULE 3.1. It does not do business nor has it done business during the past five years under any trade-name or fictitious business name except as disclosed on SCHEDULE 3.3. SCHEDULE 3.3 sets forth an accurate list of all names of all predecessor companies of such Debtor including the names of any entities it acquired (by stock purchase, asset purchase, merger or otherwise) and the chief place of business and chief executive officer of each such predecessor company. For purposes of the foregoing, a "predecessor company" shall mean, with respect to a Debtor, any Person whose assets or Equity Interests are acquired by the Debtor or who was merged with or into the Debtor within the last four months prior to the Closing Date.

         Section 3.4 DELIVERY OF COLLATERAL. Except as provided by SECTION 4.2, it has delivered to Secured Party all Collateral the possession of which is necessary to perfect the security interest of Secured Party therein.



Security Agreement p. 7

                                    ARTICLE 4

                                    COVENANTS

         Each Debtor covenants and agrees with the Secured Party that until the Obligations are paid and performed in full, all commitments of the Secured Party and the Banks to any Debtor have expired or have been terminated and no Letter of Credit remains outstanding:

         Section 4.1 ACCOUNTS. It shall, in accordance with its customary business practices, endeavor to collect or cause to be collected from each account debtor under its Accounts, as and when due, any and all amounts owing under such Accounts. Without the prior written consent of the Secured Party, it shall not, outside the ordinary course of business or after the occurrence and during the continuance of an Event of Default: (a) grant any extension of time for any payment with respect to any of the Accounts beyond 120 days after such payment's due date, (b) compromise, compound, or settle any of the Accounts for less than the full amount thereof, (c) release, in whole or in part, any Person liable for payment of any of the Accounts, (d) allow any credit or discount for payment with respect to any Account other than trade or other customary discounts granted in the ordinary course of business, or (e) release any Lien or guaranty securing any Account unless the Account has been paid.

         Section 4.2 FURTHER ASSURANCES. At any time and from time to time, upon the request of the Secured Party, and at its sole expense, it shall, subject to the exceptions to the creation, perfection and/or protection of Liens permitted by Section 8.10 of the Credit Agreement, promptly execute and deliver all such further agreements, documents and instruments and take such further action as the Secured Party may reasonably deem necessary or appropriate to preserve and perfect its security interest in the Collateral and carry out the provisions and purposes of this Agreement or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral. Without limiting the generality of the foregoing, it shall upon reasonable request by the Secured Party but subject to the exceptions to the creation, perfection and/or protection of Liens permitted by Section 8.10 of the Credit Agreement, (a) execute and deliver to the Secured Party such financing statements as the Secured Party may from time to time require (Debtor also hereby authorizes Secured Party to file such financing statements without Debtor's signature naming it as debtor, Secured Party as secured party and describing the Collateral as Secured Party may deem appropriate); (b) take such action as the Security Party may request to permit the Secured Party to have control over each deposit account and any Investment Property; (c) deliver to the Secured Party all Collateral the possession of which is necessary to perfect the security interest therein, duly endorsed and/or accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to Secured Party; EXCEPT THAT, prior to the occurrence of a Default and when no Default exists, a Debtor may: (i) retain any letters of credit (other than those securing Accounts) received in the ordinary course of business, (ii) retain and utilize in the ordinary course of business all dividends, distributions and interest paid in


Security Agreement p. 8
respect to any of the Investment Property, and (iii) retain any Documents received and further negotiated in the ordinary course of business; and
(d) execute and deliver to the Secured Party such other agreements, documents and instruments as the Secured Party may reasonably require to perfect and maintain the validity, effectiveness and priority of the Liens intended to be created by the Loan Documents.

         Section 4.3 THIRD PARTIES IN POSSESSION OF COLLATERAL. Other than in connection with repairs or maintenance to such Collateral, and subject to the terms of Section 8.10 of the Credit Agreement, it shall not permit any third Person (including any warehouseman, bailee, agent, consignee or processor) to hold any Collateral, unless it shall: (i) notify such third Person of the security interests created hereby; (ii) instruct such Person to hold all such Collateral for Secured Party's account subject to Secured Party's instructions; and (iii) take all other actions the Secured Party reasonably deems necessary to perfect and protect its and such Debtor's interests in such Collateral pursuant to the requirements of the UCC of the applicable jurisdiction where the warehouseman, bailee, consignee, agent, processor or other third Person is located (including the filing of a financing statement in the proper jurisdiction naming the applicable third Person as debtor and the applicable Debtor as secured party and notifying the third Person's secured lenders of Debtor's interest in such Collateral before the third Person receives possession of the Collateral in question).

         Section 4.4 CORPORATE CHANGES. It shall not change its name, identity, jurisdiction of organization or corporate structure in any manner that might make any financing statement filed in connection with this Agreement seriously misleading unless it shall have given the Secured Party thirty (30) days prior written notice thereof and shall have taken all action reasonably deemed necessary or desirable by the Secured Party to protect its Liens and the perfection and priority thereof required by the Loan Documents. It shall not change its principal place of business, chief executive office or the place where it keeps its books and records unless it shall have given the Secured Party thirty (30) days prior written notice thereof and shall have taken all action reasonably deemed necessary or desirable by the Secured Party to cause its security interest in the Collateral to be perfected with the priority required by the Loan Documents.

         Section 4.5 INVENTORY. It shall keep its Inventory at (or in transit to) any of the locations specified on SCHEDULE 3.1 hereto as a location of such Debtor or, upon thirty (30) days prior written notice to the Secured Party, at such other places within the United States of America where all action required to perfect the Secured Party's security interest in such Collateral with the priority required by the Loan Documents shall have been taken.

         Section 4.6 WAREHOUSE RECEIPTS NON-NEGOTIABLE. It agrees that if any warehouse receipt or receipt in the nature of a warehouse receipt is issued in respect of any portion of the Collateral, such warehouse receipt or receipt in the nature thereof shall not be "negotiable" (as such term is used in Section
7.104 of the UCC) unless such warehouse receipt or receipt in the nature thereof is delivered to the Secured Party.



Security Agreement p. 9

         Section 4.7 VOTING RIGHTS; DISTRIBUTIONS, ETC. So long as no Event of Default exists, it shall be entitled to exercise any and all voting and other consensual rights (including, without limitation, the right to give consents, waivers and notifications) pertaining to any of the Investment Property; provided, however, that no vote shall be cast or consent, waiver or ratification given or action taken without the prior written consent of the Secured Party which would be inconsistent with or violate any provision of this Agreement or any other Loan Document.

         Section 4.8 INTELLECTUAL PROPERTY COVENANTS. Debtor shall not abandon any trademark application or any other Intellectual Property which is necessary for the conduct of Debtor's business without the prior written consent of Secured Party.

         Section 4.9 LOCKBOX OF PROCEEDS. It shall instruct all customers and other Persons obligated with respect to all of its Accounts and other Collateral to make all payments with respect thereto to a post office box or boxes in accordance with the terms of one or more of the Lockbox Agreements. It shall irrevocably instruct each depository bank who has entered into a Lockbox Agreement and who receives proceeds of its Accounts to remit all proceeds of such payments directly to Secured Party on a daily basis by automated clearing house debit directly for credit to the Concentration Account or by wire transfer to Secured Party for application in accordance with the Credit Agreement. Any income received by the Secured Party with respect to the balance from time to time standing to the credit of the Concentration Account shall remain, or be deposited, in the Concentration Account. In addition to the foregoing, it agrees that if any Proceeds (including, without limitation, the payments made in respect of Accounts) shall be received by it, it shall as promptly as possible deposit such Proceeds into the Concentration Account. Until so deposited, all such Proceeds shall be held in trust by such Debtor for the benefit of the Secured Party and shall be segregated from any other funds or property of such Debtor.

         Section 4.10 DEPOSIT, COMMODITY AND SECURITY ACCOUNTS. It shall not amend or modify any Lockbox Agreement. It shall not open any new deposit, commodity or security account or otherwise utilize any deposit account other than the Contribution Account, the Disbursement Account and the other deposits accounts disclosed on Schedule 3.2 unless it shall have given the Secured Party thirty (30) days prior written notice thereof and shall have taken all action deemed necessary or desirable by the Secured Party to cause its security interest therein to be perfected with priority required by the Loan Documents. Prior to the occurrence and continuance of an Event of Default, it may make purchases and sales of Investment Property and Financial Assets in accordance with the restrictions on investment set out in the Credit Agreement provided that at no time shall it purchase or acquire marketable securities or open or maintain any commodity or security accounts. After the occurrence and during the continuance of an Event of Default it shall not be authorized to make purchases and sales of the Investment Property or Financial Assets and it shall take such steps as Secured Party may reasonably request to give Secured Party


Security Agreement p. 10
control over all Investment Property. It will not give any party control over any Investment Property or Financial Assets.

         Section 4.11 COMMERCIAL TORT CLAIMS. It will grant to Secured Party a security interest in any commercial tort claim that arises after the date hereof that relates to or arises out of the Collateral or the conduct of the Debtor's business in relation thereto.

                                    ARTICLE 5

                           RIGHTS OF THE SECURED PARTY

         Section 5.1 POWER OF ATTORNEY. EACH DEBTOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS THE SECURED PARTY AND ANY OFFICER OR AGENT THEREOF, WITH FULL POWER OF SUBSTITUTION, AS ITS TRUE AND LAWFUL ATTORNEY-IN-FACT WITH FULL IRREVOCABLE POWER AND AUTHORITY IN THE NAME OF SUCH DEBTOR OR IN ITS OWN NAME, TO TAKE, AFTER THE OCCURRENCE AND DURING THE CONTINUANCE OF A DEFAULT, ANY AND ALL ACTIONS AND TO EXECUTE ANY AND ALL DOCUMENTS AND INSTRUMENTS WHICH THE SECURED PARTY AT ANY TIME AND FROM TIME TO TIME DEEMS NECESSARY OR DESIRABLE TO ACCOMPLISH THE PURPOSES OF THIS AGREEMENT AND, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, EACH DEBTOR HEREBY GIVES THE SECURED PARTY THE POWER AND RIGHT ON BEHALF OF SUCH DEBTOR AND IN ITS OWN NAME TO DO ANY OF THE FOLLOWING AFTER THE OCCURRENCE AND DURING THE CONTINUANCE OF A DEFAULT, WITH NOTICE TO SUCH DEBTOR BUT WITHOUT THE CONSENT OF ANY DEBTOR:

                  (i) to demand, sue for, collect or receive, in the name of the Debtor or in its own name, any money or property at any time payable or receivable on account of or in exchange for any of the Collateral and, in connection therewith, endorse checks, notes, drafts, acceptances, money orders, documents of title or any other instruments for the payment of money under the Collateral or any policy of insurance;

                  (ii) to pay or discharge taxes, Liens or other encumbrances levied or placed on or threatened against the Collateral;

                  (iii) (A) to direct account debtors and any other parties liable for any payment under any of the Collateral to make payment of any and all monies due and to become due thereunder directly to the Secured Party or as the Secured Party shall direct (Debtor agrees that if any Proceeds of any Collateral (including payments made in respect of Accounts) shall be received by it while an Event of Default exists, it shall promptly deliver such Proceeds to the Secured Party with any necessary endorsements, and until such Proceeds are delivered to the Secured Party, such Proceeds shall be held in trust by


Security Agreement p. 11
such Debtor for the benefit of the Secured Party and shall not be commingled with any other funds or property of such Debtor); (B) to receive payment of and receipt for any and all monies, claims and other amounts due and to become due at any time in respect of or arising out of any Collateral; (C) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, proxies, stock powers, verifications and notices in connection with accounts and other documents relating to the Collateral; (D) to commence and prosecute any suit, action or proceeding at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against the Debtor with respect to any Collateral; (F) to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Secured Party may deem appropriate; (G) to exchange any of the Collateral for other property upon any merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms as the Secured Party may determine; (H) to add or release any guarantor, endorser, surety or other party to any of the Collateral; (I) to renew, extend or otherwise change the terms and conditions of any of the Collateral; (J) to grant or issue any exclusive or nonexclusive license under or with respect to any of the Intellectual Property (subject to the rights of third parties under pre-existing licenses); (K) to endorse the Debtor's name on all applications, documents, papers and instruments necessary or desirable in order for the Secured Party to use any of the Intellectual Property;
(L) to make, settle, compromise or adjust any claims under or pertaining to any of the Collateral (including claims under any policy of insurance); and
(M) to sell, transfer, pledge, convey, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Secured Party were the absolute owner thereof for all purposes, and to do, at the Secured Party's option and the Debtors' expense, at any time, or from time to time, all acts and things which the Secured Party deems necessary to protect, preserve, maintain, or realize upon the Collateral and the Secured Party's security interest therein.

         THIS POWER OF ATTORNEY IS A POWER COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL TERMINATION OF THIS AGREEMENT IN ACCORDANCE WITH SECTION 7.11. The Secured Party shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Secured Party in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. Neither the Secured Party nor any Person designated by the Secured Party shall be liable for any act or omission or for any error of judgment or any mistake of fact or law, except any of the same resulting from its or their gross negligence or willful misconduct. This power of attorney is conferred on the Secured Party solely to protect, preserve, maintain and realize upon its security interest in the Collateral. The Secured Party shall not be responsible for any decline in the value of the Collateral and shall not be required to take any steps to preserve rights against prior parties or to protect, preserve or maintain any Lien given to secure the Collateral.


Security Agreement p. 12

         Section 5.2 ASSIGNMENT BY THE SECURED PARTY. The Secured Party and each Bank may at any time assign or otherwise transfer all or any portion of their rights and obligations under this Agreement and the other Loan Documents (including, without limitation, the Obligations) to any other Person, to the extent permitted by, and upon the conditions contained in, the Credit Agreement, and such Person shall thereupon become vested with all the benefits thereof granted to the Secured Party and the Banks, respectively, herein or otherwise.

         Section 5.3 POSSESSION; REASONABLE CARE. The Secured Party may, from time to time, in its sole discretion, appoint one or more agents to hold physical custody, for the account of the Secured Party, of any or all of the Collateral that the Secured Party has a right to possess. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Secured Party accords its own property, it being understood that the Secured Party shall not have any responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Secured Party has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against any parties with respect to any Collateral.

                                    ARTICLE 6

                                     DEFAULT

         Section 6.1 RIGHTS AND REMEDIES. If an Event of Default shall have occurred and be continuing, the Secured Party shall have the following rights and remedies:

                  (i) In addition to all other rights and remedies granted to the Secured Party in this Agreement or in any other Loan Document or by applicable law, the Secured Party shall have all of the rights and remedies of a secured party under the UCC (whether or not the UCC applies to the affected Collateral). Without limiting the generality of the foregoing, the Secured Party may (A) without demand or notice to any Debtor, collect, receive or take possession of the Collateral or any part thereof and for that purpose the Secured Party may enter upon any premises on which the Collateral is located and remove the Collateral therefrom or render it inoperable, and/or (B) sell, lease or otherwise dispose of the Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at the Secured Party's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Secured Party may deem commercially reasonable or otherwise as may be permitted by law. The Secured Party shall have the right at any public sale or sales, and, to the extent permitted by applicable law, at any private sale or sales, to bid (which bid may be, in whole or in part, in the form of cancellation of indebtedness) and become a purchaser of the Collateral or any part thereof free of any right or equity of redemption on the part of any Debtor, which right or equity of redemption is


Security Agreement p. 13
hereby expressly waived and released by each Debtor. Upon the request of the Secured Party, the Debtors shall assemble the Collateral and make it available to the Secured Party at any place designated by the Secured Party that is reasonably convenient to the Debtors and the Secured Party. Each Debtor agrees that the Secured Party shall not be obligated to give more than ten (10) days prior written notice of the time and place of any public sale or of the time after which any private sale may take place and that such notice shall constitute reasonable notice of such matters. The Secured Party shall not be obligated to make any sale of Collateral if it shall determine not to do so, regardless of the fact that notice of sale of Collateral may have been given. The Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. The Debtors shall, jointly and severally, be liable for all reasonable expenses of retaking, holding, preparing for sale or the like, and all reasonable attorneys' fees, legal expenses and other costs and expenses incurred by the Secured Party in connection with the collection of the Obligations and the enforcement of the Secured Party's rights under this Agreement. The Debtors shall remain liable for any deficiency if the Proceeds of any sale or other disposition of the Collateral applied to the Obligations are insufficient to pay the Obligations in full. The Secured Party may apply the Collateral against the Obligations as provided in the Credit Agreement. Each Debtor waives all rights of marshalling, valuation and appraisal in respect of the Collateral. Any cash held by the Secured Party as Collateral and all cash proceeds received by the Secured Party in respect of any sale of, collection from or other realization upon all or any part of the Collateral may, in the discretion of the Secured Party, be held by the Secured Party as collateral for, and then or at any time thereafter applied in whole or in part by the Secured Party against, the Obligations in the order permitted by the Credit Agreement. Any surplus of such cash or cash proceeds and interest accrued thereon, if any, held by the Secured Party and remaining after payment in full of all the Obligations shall be promptly paid over to the Debtors or to whomsoever may be lawfully entitled to receive such surplus; PROVIDED that the Secured Party shall have no obligation to invest or otherwise pay interest on any amounts held by it in connection with or pursuant to this Agreement.

                  (ii) The Secured Party may cause any or all of the Collateral held by it to be transferred into the name of the Secured Party or the name or names of the Secured Party's nominee or nominees.

                  (iii) The Secured Party may exercise any and all rights and remedies of any Debtor under or in respect of the Collateral, including, without limitation, any and all rights of any Debtor to demand or otherwise require payment of any amount under, or performance of any provision of, any of the Collateral and any and all voting rights and corporate powers in respect of the Collateral. Each Debtor shall execute and deliver (or cause to be executed and delivered) to the Secured Party all such proxies and other instruments as the Secured Party may reasonably request for the purpose of enabling the Secured Party to exercise the voting and other rights which it is entitled to exercise


Security Agreement p. 14
pursuant to this clause (iii) and to receive the dividends, interest and other distributions which it is entitled to receive hereunder.

                  (iv) The Secured Party may collect or receive all money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so.

                  (v) On any sale of the Collateral, the Secured Party is hereby authorized to comply with any limitation or restriction with which compliance is necessary, in the view of the Secured Party's counsel, in order to avoid any violation of applicable law or in order to obtain any required approval of the purchaser or purchasers by any applicable Governmental Authority.

                  (vi) For purposes of enabling the Secured Party to exercise its rights and remedies under this SECTION 6.1 and enabling the Secured Party and its successors and assigns to enjoy the full benefits of the Collateral in each case as the Secured Party shall be entitled to exercise its rights and remedies under this SECTION 6.1, each Debtor hereby grants to the Secured Party an irrevocable, nonexclusive license (exercisable only during an Event of Default but without payment of royalty or other compensation to the Debtor) to use any of the Intellectual Property. This license shall also inure to the benefit of all successors, assigns and transferees of the Secured Party.

         Section 6.2 PRIVATE SALES. Debtors recognize that the Secured Party may be unable to effect a public sale of any or all of the Collateral by reason of certain prohibitions contained in the laws of any jurisdiction outside the United States or in the Securities Act of 1933, as amended from time to time (the "SECURITIES ACT") and applicable state securities laws, but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Collateral for their own account for investment and not with a view to the distribution or resale thereof. Each Debtor acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall, to the extent permitted by law, be deemed to have been made in a commercially reasonable manner. Neither the Secured Party nor the Banks shall be under any obligation to delay a sale of any of the Collateral for the period of time necessary to permit the issuer of such securities to register such securities under the laws of any jurisdiction outside the United States, under the Securities Act or under any applicable state securities laws ("Registration"), even if such issuer would agree to do so. Each Debtor further agrees to do or cause to be done, to the extent that each Debtor may do so under applicable law, all such other reasonable acts and things as may be necessary to make such sales or resales of any portion or all of the Collateral valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having


Security Agreement p. 15
jurisdiction over any such sale or sales, all at Debtors' expense, but in no event shall the Debtors be obligated to cause a Registration to be made.

                                    ARTICLE 7

                                  MISCELLANEOUS

         Section 7.1 NO WAIVER; CUMULATIVE REMEDIES. No failure on the part of the Secured Party to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in this Agreement are cumulative and not exclusive of any rights and remedies provided by law.

         Section 7.2 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the Debtors and the Secured Party and respective successors and assigns, except that no Debtor may assign any of its rights or obligations under this Agreement without the prior written consent of the Banks and Secured Party may not appoint a successor Secured Party except in accordance with the Credit Agreement.

         Section 7.3 AMENDMENT; ENTIRE AGREEMENT. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO. The provisions of this Agreement may be amended or waived only by an instrument in writing signed by the parties hereto and the Required Banks.

         Section 7.4 NOTICES. All notices and other communications provided for in this Agreement shall be given or made in accordance with the Credit Agreement.

         Section 7.5 GOVERNING LAW. This agreement shall be governed by, and construed in accordance with, the laws of the State of New York and applicable laws of the United States of America.

         Section 7.6 HEADINGS. The headings, captions, and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.



Security Agreement p. 16

         Section 7.7 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in this Agreement or in any certificate delivered pursuant hereto shall survive the execution and delivery of this Agreement, and no investigation by the Secured Party shall affect the representations and warranties or the right of the Secured Party to rely upon them.

         Section 7.8 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

         Section 7.9 WAIVER OF BOND. In the event the Secured Party seeks to take possession of any or all of the Collateral by judicial process, each Debtor hereby irrevocably waives any bonds and any surety or security relating thereto that may be required by applicable law as an incident to such possession, and waives any demand for possession prior to the commencement of any such suit or action.

         Section 7.10 SEVERABILITY. Any provision of this Agreement which is determined by a court of competent jurisdiction to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         Section 7.11 TERMINATION. If all of the Obligations shall have been paid and performed in full, all commitments of the Secured Party and the Banks to all Debtors shall have expired or terminated and no Letters of Credit shall remain outstanding, the Secured Party shall, upon the written request of the Parent, execute and deliver to the Debtors a proper instrument or instruments acknowledging the release and termination of the security interests created by this Agreement, and shall duly assign and deliver to the Debtors (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Secured Party and has not previously been sold or otherwise applied pursuant to this Agreement.








Security Agreement p. 17

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first written above.

                           DEBTORS:

                           MARKETING SPECIALISTS CORPORATION
                           MARKETING SPECIALISTS SALES COMPANY


                           By:
                                    --------------------------------------------
                                    Name:
                                         ---------------------------------------
                                             Authorized Officer of all Borrowers



                           PAUL INMAN ASSOCIATES, INC.
                           BROMAR, INC.


                           By:
                                    --------------------------------------------
                                    Name:
                                         ---------------------------------------
                                            Authorized Officer for all Borrowers



                           SECURED PARTY:

                           THE CHASE MANHATTAN BANK, as Agent


                                    By:
                                         ---------------------------------------
                                    Name: George Louis McKinley
                                    Title: Vice President







Security Agreement p. 18

                                  Schedule 3.1
                                       to
                        Marketing Specialists Corporation
                               Security Agreement

                                    LOCATIONS

-----------------------------------------------------------------------------------------------------------
A.       CHIEF EXECUTIVE OFFICE FOR ALL DEBTORS:

         17855 Dallas Parkway, Suite 200
         Dallas, Texas  75287

         Landlord:
         North Arrowhead/Briargrove Place
         17855 Dallas Parkway, Suite 190
         Dallas, Texas  75287
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
B.       JURISDICTION OF ORGANIZATION AND OTHER LOCATIONS:
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
                                   1. MARKETING SPECIALISTS CORPORATION
-----------------------------------------------------------------------------------------------------------
                                 Jurisdiction of Incorporation: Delaware
-----------------------------------------------------------------------------------------------------------
                                        Inventory Locations: None
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                  2. MARKETING SPECIALISTS SALES COMPANY
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
                                   Jurisdiction of Incorporation: Texas
-----------------------------------------------------------------------------------------------------------
                               Inventory Locations Leased or Owned by Debtor:
-----------------------------------------------------------------------------------------------------------
------------------------------------------------------- ---------------------------------------------------
           Name and Address of Third Party                             Landlord/Mortgagee
------------------------------------------------------- ---------------------------------------------------
     Stoughton Corporate Center                             CD-SP Realty Trust
     Condominium                                            c/o Hunneman Management Company,
     1053 Turnpike Street                                   Inc.
     Stoughton, MA  02072                                   70-80 Lincoln Street
                                                            Boston, MA  02111
------------------------------------------------------- ---------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                      Third Party Inventory Locations
-----------------------------------------------------------------------------------------------------------
 Name and Address of Third Party                               Capacity in Which Inventory is Held
------------------------------------------------------- ---------------------------------------------------
 Reynolds Transfer & Storage                                         Storage and Distribution
 2302 Darwin Road
 Madison, WI  53704
 Contact:   Cheryl Castner, Poly Cello
            (207) 767-1624 (x104)
            John Richgels
            (608) 244-6255
------------------------------------------------------- ---------------------------------------------------





Schedule 3.1 to Security Agreement, Page 1


------------------------------------------------------- ---------------------------------------------------
 Sonoco                                                              Storage and Distribution
 12851 Leyva Street
 Norwalk, CA  90650
 Contact:   Kathy Sorenson
            (562) 921-0881
------------------------------------------------------- ---------------------------------------------------
 Pallestro Distribution                                              Storage and Distribution
 21118 Cabot Blvd.
 Hayward, CA  94540
 Contact:   Cheryl Castner, Poly Cello
            (207) 767-1624 (x104)
------------------------------------------------------- ---------------------------------------------------
 All State                                                           Storage and Distribution
 46 Rice Street
 Presque Isle, ME  04769
 Contact:   Cheryl Castner, Poly Cello
            (207) 767-1624 (x104)
------------------------------------------------------- ---------------------------------------------------
 Malnove                                                             Storage and Distribution
 10500 Canada Drive
 Jacksonville, FL  32218
 Contact:   Cissy
            (904) 757-5030
            (800) 813-1330
------------------------------------------------------- ---------------------------------------------------
 D&D                                                                 Storage and Distribution
 789 Kings Mill Road
 York, PA  17402
 Contact:   Cheryl Castner, Poly Cello
            (207) 767-1624 (x104)
------------------------------------------------------- ---------------------------------------------------
 Holman Distribution                                                 Storage and Distribution
 22430 76th Avenue South
 Kent, WA  98032
 Contact:   Ginger
            (253) 872-7143 (x303)
            Sue
            (253) 872-7143 (x304)
------------------------------------------------------- ---------------------------------------------------
 Union Industries, Inc.                                              Storage and Distribution
 Admiral Street
 Providence, RI  02908
 Contact:   John Wilbur
            Kathy Dichristofaro
            (800) 556-6454
------------------------------------------------------- ---------------------------------------------------
 Graphic Packaging Corporation                                               Packaging
 3400 N. Marine Drive
 P. O. Box 17128
 Portland, OR  97217
 Contact:   June Germony
            (503) 240-4623
------------------------------------------------------- ---------------------------------------------------
 Mohawk Northern Plastics                                           Storage and Distribution
 701 A Street N.E.
 P. O. Box 583
 Auburn, WA  98071
 Contact:  Michelle Erpelding
          (253) 939-8206
          (800) 426-1100 (x214)
-----------------------------------------------------------------------------------------------------------


Schedule 3.1 to Security Agreement, Page 2


------------------------------------------------------- ---------------------------------------------------
 Americold                                                           Storage and Distribution
 2323 Jess Street
 Los Angeles, CA  90023
 Los Angeles County
-----------------------------------------------------------------------------------------------------------
                                              3. BROMAR, INC.
-----------------------------------------------------------------------------------------------------------
                                 Jurisdiction of Incorporation: California
-----------------------------------------------------------------------------------------------------------
                                         Inventory Locations: NONE
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                      4. PAUL INMAN ASSOCIATES, INC.
-----------------------------------------------------------------------------------------------------------
                                  Jurisdiction of Incorporation: Michigan
-----------------------------------------------------------------------------------------------------------
                                        Inventory Locations: NONE
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
             Prior Chief Executive Office                               Landlord/Mortgagee
                (within last 4 months)
------------------------------------------------------ ----------------------------------------------------
                       Address
------------------------------------------------------ ----------------------------------------------------
         30095 Northwestern Highway                             Paul Inman, L.L.C.
         Farmington Hills, MI  48334                            28899 Millbrook
         Oakland County                                         Farmington Hills, MI 48334
------------------------------------------------------ ----------------------------------------------------








Schedule 3.1 to Security Agreement, Page 3

                                  Schedule 3.2
                                       to
                        Marketing Specialists Corporation
                               Security Agreement

                DEPOSIT, LOCKBOX, COMMODITY AND SECURITY ACCOUNTS

                                 [see attached]














Schedule 3.2 to Security Agreement, Page 1

                                  Schedule 3.3
                                       to
                        Marketing Specialists Corporation
                               Security Agreement

                      PRIOR NAMES AND PREDECESSOR COMPANIES

                                 I. Prior Names

                     A. MARKETING SPECIALISTS CORPORATION
1.       Merkert American
2.       Monroe

                        B. PAUL INMAN ASSOCIATES, INC.

1.       Creative Advertising

                    C. MARKETING SPECIALISTS SALES COMPANY

1.       Food Service Sales
2.       Marketing Specialists of Minnesota
3.       Marketing Specialists of Tennessee
4.       Marketing Specialists
5.       Richmont Marketing
6.       Merkert Enterprises
7.       Atlas Marketing
8.       Meatmaster
9.       Rogers-American
10.      Towers Marketing

                                D. BROMAR, INC.

1.       Food Service Sales



================================================================================
                             PREDECESSOR COMPANIES
================================================================================
================================================================================
                          1. UNITED BROKERAGE COMPANY
================================================================================
                        Chief Executive Office Location
--------------------------------------------------------------------------------
 Kent County, Michigan
================================================================================
                      2. BUCKEYE SALES & MARKETING, INC.
================================================================================
                         Chief Executive Office Location
--------------------------------------------------------------------------------
 Summit County, Ohio
================================================================================
                       3. ATLAS MARKETING COMPANY, INC.
================================================================================
                        Chief Executive Office Location
--------------------------------------------------------------------------------
 Mecklenburg County, North Carolina
================================================================================
                           4. JOHNSON - LIEBER, INC.
================================================================================
                         Chief Executive Office Location
--------------------------------------------------------------------------------


Schedule 3.3 to Security Agreement, Page 1

--------------------------------------------------------------------------------
 Renton, Washington
================================================================================
                      5. MARKETING SPECIALISTS CO., INC.
================================================================================
                        Chief Executive Office Location
--------------------------------------------------------------------------------
 Canton, Massachusetts
--------------------------------------------------------------------------------


















Schedule 3.3 to Security Agreement, Page 2